TRANSCRIPT – CJI Update Video 2013

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The AFL-CIO Housing Investment Trust
Creating Jobs and Transforming Communities

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HIT Construction Jobs Initiative
62 Projects
30 Cities
17,700 Union Construction Jobs
12,800 Additional Community Jobs
20,700 Housing Units
$1.5 Billion HIT Financing
$4.3 Billion Total Development Cost
25,000 Union Construction Jobs Goal by the End of 2015

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Sen. Cory Booker
Then Mayor of Newark

Cory Booker: Because of this incredible partnership between developer and unions, what we were able to do together. More than thirty percent of the hours in the construction here were being done by Newark residents.

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Halsey Street Workforce Housing
Financed in part by HIT subsidiary Building America CDE

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Christopher B. Coleman
Mayor of St. Paul, MN

Mayor Coleman: The challenge was, as the economy collapsed, the resources that we needed to try to get this project done were scarcer and scarcer, and harder to come by. So, it was the Housing Investment Trust that allowed us the resources that we needed to actually get this project in the ground, get people to work building it and, ultimately, we’re going to have 250-plus units of housing here, and a full-service grocery store that will anchor this corner of downtown.

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Kevin Filter
Oak Grove Capital, St. Paul, MN

Kevin Filter: Each and every deal, whether it’s bond transaction or taxable transaction, takes a relationship where you can pick up the phone, talk to people and come up with a solution. That’s the unique part about the Housing Investment Trust. Always has been, and I suspect it always will be. Working with smart people who know how to get things done and are committed to getting things done. That’s why we work with you guys, because we know one way or another, we’re going to figure it out.

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Heather Polley
Laborers, Local 151, Boston, MA

Heather Polley: It’s very good for the economy, and it’s good for the union. Keep us busy.

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Eric Guinyard
Laborers, Local 3, Newark, NJ

Eric Guinyard: It’s a pleasure that we’re getting this opportunity to rebuild our city

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Joshua E. Griefenhagen
Sprinkler Fitters, Local 417, Minneapolis, MN

Joshua Griefenhagen: It’s very important that we keep the economy moving and keep building the buildings so guys like me have a job to go to and we can keep feeding our families. It’s very important.

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Edward Groome
IBEW, Local 98, Philadelphia, PA

Edward Groome: I see a lot of cranes, and usually that’s a good sign, but to have that many guys out. I’m considering myself lucky to be working right now.

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Cecil E. Roberts
President, United Mineworkers of America

Cecil E. Roberts: Labor’s got a choice here. They can either put their money in some place that creates jobs, and as we look forward to new jobs we should be very excited about that. Or, we could give that money to someone else to invest for us and get no jobs. It’s clear to me that we ought to be placing our money where it works best for labor.

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Gary LaBarbera
President, Greater New York B.C.T.C.

Gary LaBarbera: The issue here really is very, very simple and very clear. There is tremendous power in our pension funds. We have to invest in HIT and use the power of our pension money, not only to put our members to work and create more hours for our funds, but ultimately to be able to have an environment where our members can live affordably in good, stable communities.

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AFL-CIO Housing Investment Trust ©2013
Produced by
Maria Meriwether
IBEW Local 1200, OPEIU Local 2

Investors considering investing in the Trust should carefully review the Trust prospectus that sets out its investment objectives and strategy, as well as the associated risks, charges and expenses before investing. The prospectus can be found on the Trust website www.aflcio-hit.com or can be requested by calling (202) 331 – 8055.